CONSENT AND RE-AFFIRMATION OF GUARANTY AND LOAN DOCUMENTS

     This CONSENT AND RE-AFFIRMATION OF GUARANTY AND LOAN DOCUMENTS is delivered in favor of SOUTHTRUST BANK, NATIONAL ASSOCIATION (formerly, "SouthTrust Bank of Alabama, National Association"), a national banking association (the "Bank"), in connection with the Second Amendment to Second Amended and Restated Loan and Security Agreement, of even date herewith among the Bank, the Borrowers identified therein and the undersigned, as Guarantor, a true, correct and complete copy of which is attached hereto as Exhibit A (the "Second Amendment"):

                                R E C I T A L S:

     WHEREAS, the undersigned, Todd E. Siegel ("Siegel" or the "Guarantor") has unconditionally guaranteed the full and timely payment and performance of all obligations and indebtedness of the Borrowers referred to above under the Second Amended and Restated Loan and Security Agreement, dated as of September 5, 1996, among the Bank, the above-referenced Borrowers and the Guarantor, as heretofore amended on April 17, 1998 and on the date hereof pursuant to the Second Amendment (as so amended, the "Loan Agreement"), together with all promissory notes, instruments, security agreements, pledge agreements and related documents (collectively, the "Loan Documents"); and

     WHEREAS, the Borrowers and Siegel have requested that the Bank amend the Loan Agreement in the manner contemplated in the Second Amendment, and the Bank is willing to do so, but only on the terms and conditions expressly set forth in the Second Amendment, and on the condition, among others, that Siegel execute and deliver this Consent and Re-affirmation of Guaranty and Loan Documents; and

     WHEREAS, Siegel recognizes and acknowledges that the implementation of the Second Amendment will be of direct and tangible benefit to him;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Bank to enter into the Second Amendment, Siegel does hereby acknowledge and agree as follows:

     1. Siegel does hereby expressly consent to the terms and conditions set forth in the Second Amendment, including, without limitation, (a) the modification of the payment terms with respect to the Amortization Principal Amount, (b) the amendment of the Borrowers' covenants contained in the Loan Agreement, and (c) the requirement that the Borrowers reimburse the Bank for its costs and expenses in accordance with the provisions of the Second Amendment. Siegel hereby agrees that the consent and agreement set forth herein shall not operate to establish any form of custom or practice on the part of the Bank to request the consent of Siegel or any other party for any further amendment to or modification of the Loan Agreement or the other Loan Documents, nor shall it constitute any waiver on the part of the Bank of its right to enforce strictly all terms and provisions of the Loan Agreement, or any of the other Loan Documents.

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     2. Siegel hereby acknowledges and agrees that his execution of this Consent and Re-affirmation shall not in any way constitute a condition precedent to (i) the enforceability of the Loan Agreement, or any of the Loan Documents, or any of the other documents, instruments or agreements referred to in any of the foregoing, or any subsequent amendment to any of the foregoing, against the Borrowers or any obligor or guarantor thereunder (including, without limitation, Siegel), or (ii) the liability of the Borrowers, Siegel or any other guarantor under any guaranty agreement executed in connection with the Loan Agreement, but that the execution of this Consent and Re-affirmation is given and furnished to the Bank by the undersigned solely as a further assurance to the Bank of Siegel's continuing liability under the Guaranty of Payment, dated as of September 5, 1996 (the "Guaranty"), the Loan Agreement and the other Loan Documents for all Obligations, as defined in the Loan Agreement.

     3. Siegel does hereby ratify, confirm and reaffirm (i) each and every term and provision contained in the Guaranty, the Loan Agreement and the other Loan Documents, and (ii) his continuing and unconditional liability to the Bank, pursuant to the Guaranty, the Loan Agreement and the other Loan Documents, for all amounts owed to the Bank by the Borrowers under the Loan Agreement
(including, without limitation, all amendments and modifications thereto contained in the Second Amendment) and the promissory notes issued pursuant thereto, and for all other Obligations, as defined in the Loan Agreement.

     IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this  Consent  and
Re-affirmation of Guaranty and Loan Documents, on and as of this 6th day of July 2000.

                                       ___________________________________
                                       Todd E. Siegel

WITNESS: